EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Year Ended December 31, 2015

INDEX

Page
Investor Information	2
2015 Business Developments	3 - 5
Common Shares Data	6
Financial Highlights	7
Funds From Operations	8 - 9
Funds Available for Distribution	10
Net Income / EBITDA (Consolidated and by Segment)	11 - 15
EBITDA by Segment and Region	16
Consolidated Balance Sheets	17
Capital Structure	18
Debt Analysis	19 - 21
Unconsolidated Joint Ventures	22 - 24
Square Footage	25
Top 30 Tenants	26
Lease Expirations	27 - 28
Leasing Activity	29 - 30
Occupancy, Same Store EBITDA and Residential Statistics	31
Capital Expenditures	32 - 35
Development Costs and Construction in Progress	36
Property Table	37 - 50

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa / Gabriel Hilmoe	Alexander Goldfarb / Ryan Peterson
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462 / 212-446-9459	212-466-7937 / 212-466-7927

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	John Bejjani	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman / Derek J.A. van Dijkum	Anthony Paolone / Gene Nusinzon	Ross T. Nussbaum / Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889 / 212-325-9752	212-622-6682 / 212-633-1041	212-713-2484 / 212-713-3402

Vincent Chao	Vikram Malhotra / Sumit Sharma
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-7064 / 212-761-7567

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2015 BUSINESS DEVELOPMENTS

Urban Edge Properties (“UE”) (NYSE: UE) spin-off

On January 15, 2015, we completed the spin-off of substantially all of our retail segment comprised of 79 strip shopping centers, three malls, a warehouse park and $225,000,000 of cash to Urban Edge Properties (“UE”) (NYSE: UE).  As part of this transaction, we retained 5,717,184 UE operating partnership units (5.4% ownership interest).  We are providing transition services to UE for an initial period of up to two years, primarily for information technology support. UE is providing us with leasing and property management services for (i) certain small retail properties that we plan to sell, and (ii) our affiliate, Alexander’s, Inc. (NYSE: ALX), Rego Park retail assets. Steven Roth, our Chairman and Chief Executive Officer is a member of the Board of Trustees of UE.  The spin-off distribution was effected by Vornado distributing one UE common share for every two Vornado common shares.

Acquisitions

Since January 1, 2015, we completed the following acquisitions:

•         On January 20, we increased our aggregate ownership interest of the Crowne Plaza Times Square Hotel to 33% from 11% for $39,000,000 which valued the property at approximately $480,000,000.

•         On March 18, we acquired the Center Building, a 437,000 square foot office building, located at 33-00 Northern Boulevard in Long Island City, New York, for $142,000,000, including the assumption of an existing $62,000,000, 4.43% mortgage maturing in October 2018.

•         On June 2, we completed the acquisition of 150 West 34th Street, a 78,000 square foot retail property leased to Old Navy through May 2019, and 226,000 square feet of additional zoning air rights, for approximately $355,000,000.  At closing we completed a $205,000,000 financing of the property.

•         On June 24, we entered into a joint venture, in which we own a 55% interest, to develop a 173,000 square foot Class-A office building, located along the western edge of the High Line at 512 West 22nd Street.  The development cost of this project is approximately $235,000,000.  The development commenced during the fourth quarter of 2015 and is expected to be completed in 2018.

•         On July 31, we acquired 260 Eleventh Avenue, a 235,000 square foot office property leased to the City of New York through 2021 with two five-year renewal options, a 10,000 square foot parking lot and additional air rights.  The transaction is structured as a 99-year ground lease with an option to purchase the land for $110,000,000.  The $3,900,000 annual ground rent and the purchase option price escalate annually at the lesser of 1.5% or CPI.  The buildings were purchased for 813,900 newly issued Vornado Operating Partnership units valued at approximately $80,000,000.

•         On September 25, we acquired 265 West 34th Street, a 1,700 square foot retail property and 15,200 square feet of additional zoning air rights, for approximately $28,500,000.

2015 BUSINESS DEVELOPMENTS

Dispositions

Since January 1, 2015, we completed the following dispositions:

•         On March 13, we sold our Geary Street, CA lease for $34,189,000, which resulted in a net gain of $21,376,000.

•         On March 25, the Fund completed the sale of 520 Broadway in Santa Monica, CA for $91,650,000.  The Fund realized a $23,768,000 net gain over the holding period.

•         On March 31, we transferred the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to PREIT Associates, L.P., which is the operating partnership of Pennsylvania Real Estate Investment Trust (NYSE: PEI) (collectively, “PREIT”).  The financial statement gain was $7,823,000, of which $7,192,000 was recognized in the first quarter of 2015 and the remaining $631,000 was deferred based on our ownership interest in PREIT.

•         On August 6, we sold our 50% interest in the Monmouth Mall in Eatontown, NJ to our joint venture partner for $38,000,000, valuing the property at approximately $229,000,000, which resulted in a net gain of $33,153,000.

•         On September 9, we completed the sale of 1750 Pennsylvania Avenue, NW, a 278,000 square foot office building in Washington, DC for $182,000,000, resulting in a net gain of approximately $102,000,000 which is included in “net gain on disposition of wholly owned and partially owned assets” on our consolidated statement of income.  The tax gain of approximately $137,000,000 was deferred as part of a like-kind exchange.  We are managing the property on behalf of the new owner.

•         On December 22, we completed the sale of 20 Broad Street, a 473,000 square foot office building in Manhattan for an aggregate consideration of $200,000,000.  The total income from this transaction was approximately $157,000,000 comprised of approximately $142,000,000 from the gain on sale and $15,000,000 of lease termination income.

•         We also sold five residual retail properties, in separate transactions, for an aggregate of $10,731,000, which resulted in net gains of $3,675,000.

2015 BUSINESS DEVELOPMENTS

Financing Activities

Since January 1, 2015, we completed the following financing transactions:

•         On January 1, we redeemed all of the $500,000,000 principal amount of our outstanding 4.25% senior unsecured notes, which were scheduled to mature on April 1, 2015, at a redemption price of 100% of the principal amount plus accrued interest through December 31, 2014.

•         On April 1, we completed a $308,000,000 refinancing of RiverHouse Apartments, a three building, 1,670 unit rental complex located in Arlington, VA.  The loan is interest-only at LIBOR plus 1.28% and matures in 2025.  We realized net proceeds of approximately $43,000,000.  The property was previously encumbered by a 5.43%, $195,000,000 mortgage maturing in April 2015 and a $64,000,000 mortgage at LIBOR plus 1.53% maturing in 2018.

•         On June 2, we completed a $205,000,000 financing in connection with the acquisition of 150 West 34th Street.  The loan bears interest at LIBOR plus 2.25% and matures in 2018 with two one-year extension options.

•         On July 28, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot property comprised of 855,000 square feet of office space and the 256,000 square foot Manhattan Mall.  The loan is interest only at LIBOR plus 1.65% and matures in July 2020.  We realized net proceeds of approximately $242,000,000.

•         On September 22, we upsized the loan on our 220 Central Park South development by $350,000,000 to $950,000,000.  The interest rate on the loan is LIBOR plus 2.00% and the final maturity date is 2020.  In connection with the upsizing, the standby commitment for a $500,000,000 mezzanine loan for this development has been terminated by payment of a $15,000,000 contractual termination fee, which was capitalized as a component of “development costs and construction in progress” on our consolidated balance sheet as of December 31, 2015.

•         On October 30, we entered into an unsecured delayed-draw term loan facility in the maximum amount of $750,000,000.  The facility matures in October 2018 with two one-year extension options.  The interest rate is LIBOR plus 115 basis points with a fee of 20 basis points per annum on the unused portion. At closing, we drew $187,500,000. The facility provides that the maximum amount available is twice the amount outstanding on April 29, 2016, limited to $750,000,000, and all draws must be made by October 2017.

•         On December 11, we completed a $375,000,000 refinancing of 888 Seventh Avenue, a 882,000 square foot Manhattan office building.  The five-year loan is interest-only at LIBOR plus 1.60% (1.92% at December 31, 2015) which was swapped for the term of the loan to a fixed rate of 3.15% and matures in December 2020.  We realized net proceeds of approximately $49,000,000.

•         On December 21, we completed a $450,000,000 financing of the retail condominium of the St. Regis Hotel and the adjacent retail town house located on Fifth Avenue at 55th Street.  The loan matures in December 2020, with two one-year extension options.  The loan is interest only at LIBOR plus 1.80% (2.19% at December 31, 2015) for the first three years, LIBOR plus 1.90% for years four and five, and LIBOR plus 2.00% during the extension periods.  We own a 74.3% controlling interest in the joint venture which owns the property.

•         On February 8, 2016, we completed a $700,000,000 refinancing of 770 Broadway, a 1,158,000 square foot Manhattan office building.  The five-year loan is interest only at LIBOR plus 1.75% (2.18% at February 11, 2016) which was swapped for four and a half years to a fixed rate a 2.56%.  We realized net proceeds of approximately $330,000,000.  The property was previously encumbered by a 5.65%, $353,000,000 mortgage maturing in March 2016.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
High Price	$103.41	$98.96	$113.12	$126.62
Low Price	$89.32	$84.60	$94.55	$104.11
Closing Price - end of quarter	$99.96	$90.42	$94.93	$112.00

Annualized Dividend per share	$2.52	$2.52	$2.52	$2.52

Annualized Dividend Yield - on Closing Price	2.5%	2.8%	2.7%	2.3%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)	201,367	201,431	200,575	200,361

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options	$20.1 Billion	$18.2 Billion	$19.0 Billion	$22.4 Billion

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2015	2014	2015	2015	2014
Total revenues	$651,581	$597,010	$627,596	$2,502,267	$2,312,512

Net income attributable to common shareholders	$230,742	$513,238	$198,870	$679,856	$783,388
Per common share:
Basic	$1.22	$2.73	$1.05	$3.61	$4.18
Diluted	$1.22	$2.72	$1.05	$3.59	$4.15

FFO as adjusted for comparability	$240,110	$217,110	$232,237	$915,295	$825,276
Per diluted share	$1.27	$1.15	$1.23	$4.83	$4.37

FFO	$259,528	$230,143	$236,039	$1,039,035	$911,130
FFO - Operating Partnership Basis ("OP Basis")	$276,682	$244,315	$251,331	$1,105,604	$967,447
Per diluted share	$1.37	$1.22	$1.25	$5.48	$4.83

FAD	$89,757	$141,081	$152,654	$539,646	$642,580
Per diluted share	$0.47	$0.75	$0.81	$2.85	$3.41

Dividends per common share	$0.63	$0.73	$0.63	$2.52	$2.92

FFO payout ratio (based on FFO as adjusted for comparability)	49.6%	63.5%	51.2%	52.2%	66.8%
FAD payout ratio	134.0%	97.3%	77.8%	88.4%	85.6%

Weighted average shares used in determining FFO per diluted share - REIT basis	189,688	188,970	189,581	189,564	188,690
Convertible units:
Class A	11,362	10,599	11,105	10,956	10,641
D-13	482	429	504	476	465
G1-G4	40	73	86	75	76
Equity awards - unit equivalents	654	536	587	638	481
Weighted average shares used in determining FFO per diluted share - OP Basis	202,226	200,607	201,863	201,709	200,353

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2015	2014	2015	2015	2014
Reconciliation of our net income to FFO:
Net income attributable to Vornado	$251,107	$533,603	$219,234	$760,434	$864,852
Depreciation and amortization of real property	131,910	129,944	134,623	514,085	517,493
Net gains on sale of real estate	(142,693)	(449,396)	(135,557)	(289,117)	(507,192)
Real estate impairment losses	-	5,676	-	256	26,518
Proportionate share of adjustments to equity in net loss of
partially owned entities to arrive at FFO:
Depreciation and amortization of real property	37,275	24,350	38,131	143,960	117,766
Net gains on sale of real estate	-	(10,820)	-	(4,513)	(11,580)
Real estate impairment losses	4,141	-	2,313	16,758	-
Income tax effect of above adjustments	-	-	-	-	(7,287)
Noncontrolling interests' share of above adjustments	(1,869)	17,127	(2,364)	(22,342)	(8,073)
FFO attributable to Vornado	279,871	250,484	256,380	1,119,521	992,497
Preferred share dividends	(20,365)	(20,365)	(20,364)	(80,578)	(81,464)
FFO attributable to common shareholders	259,506	230,119	236,016	1,038,943	911,033
Convertible preferred share dividends	22	24	23	92	97
FFO attributable to common shareholders plus assumed conversions	259,528	230,143	236,039	1,039,035	911,130
Add back of income allocated to noncontrolling interests of the
Operating Partnership	17,154	14,172	15,292	66,569	56,317
FFO - OP Basis (1)	$276,682	$244,315	$251,331	$1,105,604	$967,447
FFO per diluted share (1)	$1.37	$1.22	$1.25	$5.48	$4.83

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2015	2014	2015	2015	2014
FFO attributable to common shareholders plus assumed conversions	(A)	$259,528	$230,143	$236,039	$1,039,035	$911,130
Per diluted share		$1.37	$1.22	$1.25	$5.48	$4.83
Items that affect comparability income:
FFO from discontinued operations and sold properties		19,251	44,474	7,108	46,423	188,932
Acquisition and transaction related costs		(4,951)	(12,763)	(1,518)	(12,511)	(16,392)
Net gain on sale of residential condominiums and a land parcel in 2014		4,231	363	633	6,724	13,568
Impairment loss and loan reserve on investment in Suffolk Downs		(956)	-	(595)	(1,551)	(10,263)
Toys "R" Us FFO (negative FFO) (including an impairment loss
of $75,196 in 2014)		500	606	46	2,500	(60,024)
Write-off of deferred financing costs and defeasance costs in connection
with refinancings		-	(16,747)	-	-	(22,660)
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	-	-	90,030	-
Our share of impairment loss on India real estate venture's non-depreciable
real estate		-	-	-	(4,502)	-
Other, net		2,627	(2,097)	(1,226)	4,555	(2,097)
		20,702	13,836	4,448	131,668	91,064
Noncontrolling interests' share of above adjustments		(1,284)	(803)	(646)	(7,928)	(5,210)
Items that affect comparability, net	(B)	$19,418	$13,033	$3,802	$123,740	$85,854
Per diluted share		$0.10	$0.07	$0.02	$0.65	$0.46

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$240,110	$217,110	$232,237	$915,295	$825,276
Per diluted share		$1.27	$1.15	$1.23	$4.83	$4.37

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2015	2014	2015	2015	2014

FFO attributable to common shareholders plus assumed conversions	(A)	$259,528	$230,143	$236,039	$1,039,035	$911,130

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		109,889	101,756	44,013	277,438	303,582
Straight-line rentals		45,158	24,261	44,424	153,540	80,070
Amortization of acquired below-market leases, net		32,677	10,725	19,328	76,917	35,684
Carried interest and our share of net unrealized gains from real estate fund investments		9,222	7,725	(636)	18,950	30,587
Amortization of debt issuance costs		(9,344)	(9,501)	(7,864)	(32,161)	(22,603)
Stock-based compensation expense		(6,518)	(8,252)	(6,501)	(39,846)	(36,641)
Non real estate depreciation		(1,548)	(1,529)	(1,317)	(8,699)	(7,662)
Items that affect comparability per page 9, excluding FFO attributable to
discontinued operations and sold properties		1,451	(30,638)	(2,660)	85,245	(97,868)
Noncontrolling interests' share of above adjustments		(11,216)	(5,485)	(5,402)	(31,995)	(16,599)
	(B)	169,771	89,062	83,385	499,389	268,550

FAD(1)	(A-B)	$89,757	$141,081	$152,654	$539,646	$642,580

FAD per diluted share		$0.47	$0.75	$0.81	$2.85	$3.41
FAD payout ratio(2)		134.0%	97.3%	77.8%	88.4%	85.6%

(1)

FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	December 31,			September 30,
	2015	2014	Inc (Dec)	2015
Property rentals	$456,839	$455,435	$1,404	$462,127
Straight-line rent adjustments	45,158	24,261	20,897	44,424
Amortization of acquired below-market leases, net	33,135	11,183	21,952	19,786
Total rentals	535,132	490,879	44,253	526,337
Tenant expense reimbursements	64,742	65,455	(713)	67,098
Fee and other income:
BMS cleaning fees	19,176	22,040	(2,864)	18,563
Management and leasing fees	4,320	4,046	274	4,045
Lease termination fees	19,076	4,940	14,136	1,517
Other income	9,135	9,650	(515)	10,036
Total revenues	651,581	597,010	54,571	627,596
Operating expenses	257,505	246,564	10,941	256,561
Depreciation and amortization	139,953	121,489	18,464	141,920
General and administrative	41,469	40,906	563	36,157
Acquisition and transaction related costs	4,951	14,806	(9,855)	1,518
Total expenses	443,878	423,765	20,113	436,156
Operating income	207,703	173,245	34,458	191,440
(Loss) income from partially owned entities	(3,921)	18,815	(22,736)	(325)
Income from real estate fund investments	21,959	20,616	1,343	1,665
Interest and other investment income, net	7,360	9,938	(2,578)	3,160
Interest and debt expense	(98,915)	(111,713)	12,798	(95,344)
Net gain on disposition of wholly owned and partially owned assets	146,924	363	146,561	103,037
Income before income taxes	281,110	111,264	169,846	203,633
Income tax benefit (expense)	450	(2,498)	2,948	(2,856)
Income from continuing operations	281,560	108,766	172,794	200,777
Income from discontinued operations	1,984	467,220	(465,236)	34,463
Net income	283,544	575,986	(292,442)	235,240
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(17,395)	(11,322)	(6,073)	(3,302)
Operating Partnership	(15,042)	(31,061)	16,019	(12,704)
Net income attributable to Vornado	251,107	533,603	(282,496)	219,234
Interest and debt expense	121,118	143,674	(22,556)	118,977
Depreciation and amortization	170,733	155,921	14,812	174,209
Income tax (benefit) expense	(30)	2,759	(2,789)	3,043
EBITDA	$542,928	$835,957	$(293,029)	$515,463

Capitalized leasing and development payroll	$5,148	$5,245	$(97)	$4,835
Capitalized interest and debt expense	$10,488	$16,269	$(5,781)	$26,005

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  Management considers EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity.  As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers.  EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Year Ended December 31,
	2015	2014	Inc (Dec)
Property rentals	$1,844,297	$1,793,901	$50,396
Straight-line rent adjustments	153,540	80,070	73,470
Amortization of acquired below-market leases, net	78,749	37,516	41,233
Total rentals	2,076,586	1,911,487	165,099
Tenant expense reimbursements	260,976	245,819	15,157
Fee and other income:
BMS cleaning fees	82,113	85,658	(3,545)
Management and leasing fees	16,831	19,905	(3,074)
Lease termination fees	27,233	16,362	10,871
Other income	38,528	33,281	5,247
Total revenues	2,502,267	2,312,512	189,755
Operating expenses	1,011,249	953,611	57,638
Depreciation and amortization	542,952	481,303	61,649
General and administrative	175,307	169,270	6,037
Acquisition and transaction related costs	12,511	18,435	(5,924)
Total expenses	1,742,019	1,622,619	119,400
Operating income	760,248	689,893	70,355
Loss from partially owned entities	(12,630)	(59,861)	47,231
Income from real estate fund investments	74,081	163,034	(88,953)
Interest and other investment income, net	26,978	38,752	(11,774)
Interest and debt expense	(378,025)	(412,755)	34,730
Net gain on disposition of wholly owned and partially owned assets	251,821	13,568	238,253
Income before income taxes	722,473	432,631	289,842
Income tax benefit (expense)	84,695	(9,281)	93,976
Income from continuing operations	807,168	423,350	383,818
Income from discontinued operations	52,262	585,676	(533,414)
Net income	859,430	1,009,026	(149,596)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(55,765)	(96,561)	40,796
Operating Partnership	(43,231)	(47,613)	4,382
Net income attributable to Vornado	760,434	864,852	(104,418)
Interest and debt expense	469,843	654,398	(184,555)
Depreciation and amortization	664,637	685,973	(21,336)
Income tax (benefit) expense	(85,379)	24,248	(109,627)
EBITDA	$1,809,535	$2,229,471	$(419,936)

Capitalized leasing and development payroll	$20,368	$16,541	$3,827
Capitalized interest and debt expense	$59,305	$62,786	$(3,481)

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended December 31, 2015
	Total	New York		Washington, DC		Other
Property rentals	$456,839	$302,979		$102,252		$51,608
Straight-line rent adjustments	45,158	28,146		5,878		11,134
Amortization of acquired below-market leases, net	33,135	30,349		1,665		1,121
Total rentals	535,132	361,474		109,795		63,863
Tenant expense reimbursements	64,742	47,174		10,484		7,084
Fee and other income:
BMS cleaning fees	19,176	23,910		-		(4,734)
Management and leasing fees	4,320	1,653		2,814		(147)
Lease termination fees	19,076	15,784		2,196		1,096
Other income	9,135	2,722		5,995		418
Total revenues	651,581	452,717		131,284		67,580
Operating expenses	257,505	175,510		50,633		31,362
Depreciation and amortization	139,953	82,854		38,963		18,136
General and administrative	41,469	6,788		7,553		27,128
Acquisition and transaction related costs	4,951	-		-		4,951
Total expenses	443,878	265,152		97,149		81,577
Operating income (loss)	207,703	187,565		34,135		(13,997)
Loss from partially owned entities	(3,921)	(868)		(1,500)		(1,553)
Income from real estate fund investments	21,959	-		-		21,959
Interest and other investment income (loss), net	7,360	2,080		(322)		5,602
Interest and debt expense	(98,915)	(51,274)		(16,504)		(31,137)
Net gain on disposition of wholly owned and partially owned assets	146,924	142,693		-		4,231
Income (loss) before income taxes	281,110	280,196		15,809		(14,895)
Income tax benefit (expense)	450	(1,194)		(238)		1,882
Income (loss) from continuing operations	281,560	279,002		15,571		(13,013)
Income from discontinued operations	1,984	-		-		1,984
Net income (loss)	283,544	279,002		15,571		(11,029)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(17,395)	(6,382)		-		(11,013)
Operating Partnership	(15,042)	-		-		(15,042)
Net income (loss) attributable to Vornado	251,107	272,620		15,571		(37,084)
Interest and debt expense	121,118	64,347		19,973		36,798
Depreciation and amortization	170,733	105,131		43,101		22,501
Income tax (benefit) expense	(30)	1,398		246		(1,674)
EBITDA for the three months ended December 31, 2015	$542,928	$443,496		$78,891		$20,541

EBITDA for the three months ended December 31, 2014	$835,957	$703,479		$82,890		$49,588

EBITDA as adjusted for comparability - OP basis:
For the three months ended December 31, 2015	$400,733	$283,538	(1)	$79,296	(2)	$37,899	(3)
For the three months ended December 31, 2014	$365,744	$254,352	(1)	$79,325	(2)	$32,067	(3)

See notes on page 15.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Year Ended December 31, 2015
	Total	New York		Washington, DC		Other
Property rentals	$1,844,297	$1,188,161		$422,368		$233,768
Straight-line rent adjustments	153,540	103,519		24,771		25,250
Amortization of acquired below-market leases, net	78,749	71,868		2,797		4,084
Total rentals	2,076,586	1,363,548		449,936		263,102
Tenant expense reimbursements	260,976	193,569		42,237		25,170
Fee and other income:
BMS cleaning fees	82,113	100,845		-		(18,732)
Management and leasing fees	16,831	6,426		11,217		(812)
Lease termination fees	27,233	21,583		3,864		1,786
Other income	38,528	9,954		25,558		3,016
Total revenues	2,502,267	1,695,925		532,812		273,530
Operating expenses	1,011,249	694,228		201,721		115,300
Depreciation and amortization	542,952	302,761		163,149		77,042
General and administrative	175,307	35,026		26,051		114,230
Acquisition and transaction related costs	12,511	-		-		12,511
Total expenses	1,742,019	1,032,015		390,921		319,083
Operating income (loss)	760,248	663,910		141,891		(45,553)
(Loss) income from partially owned entities	(12,630)	655		(5,083)		(8,202)
Income from real estate fund investments	74,081	-		-		74,081
Interest and other investment income (loss), net	26,978	7,722		(262)		19,518
Interest and debt expense	(378,025)	(194,278)		(68,727)		(115,020)
Net gain on disposition of wholly owned and partially owned assets	251,821	142,693		102,404		6,724
Income (loss) before income taxes	722,473	620,702		170,223		(68,452)
Income tax benefit (expense)	84,695	(4,379)		(317)		89,391
Income from continuing operations	807,168	616,323		169,906		20,939
Income from discontinued operations	52,262	-		-		52,262
Net income	859,430	616,323		169,906		73,201
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(55,765)	(13,022)		-		(42,743)
Operating Partnership	(43,231)	-		-		(43,231)
Net income attributable to Vornado	760,434	603,301		169,906		(12,773)
Interest and debt expense	469,843	248,724		82,386		138,733
Depreciation and amortization	664,637	394,028		179,788		90,821
Income tax (benefit) expense	(85,379)	4,766		(1,610)		(88,535)
EBITDA for the year ended December 31, 2015	$1,809,535	$1,250,819		$430,470		$128,246

EBITDA for the year ended December 31, 2014	$2,229,471	$1,439,189		$335,590		$454,692

EBITDA as adjusted for comparability - OP basis:
For the year ended December 31, 2015	$1,532,755	$1,079,280	(1)	$322,880	(2)	$130,595	(3)
For the year ended December 31, 2014	$1,446,777	$962,210	(1)	$326,347	(2)	$158,220	(3)

See notes on following page.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.
		Three Months Ended December 31,		Year Ended December 31,
		2015	2014	2015	2014
	Office (including BMS EBITDA of $6,026, $6,105, $23,935 and $23,918, respectively)	$163,807	$151,276	$632,733	$588,298
	Retail	93,319	75,495	358,379	279,677
	Residential	6,011	5,214	22,266	21,907
	Alexander's	11,708	10,487	42,858	41,575
	Hotel Pennsylvania	8,693	11,880	23,044	30,753
	Total New York	$283,538	$254,352	$1,079,280	$962,210

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.
		Three Months Ended December 31,		Year Ended December 31,
		2015	2014	2015	2014
	Office, excluding the Skyline properties	$64,638	$63,076	$259,678	$257,616
	Skyline properties	5,187	5,880	24,224	27,150
	Total Office	69,825	68,956	283,902	284,766
	Residential	9,471	10,369	38,978	41,581
	Total Washington, DC	$79,296	$79,325	$322,880	$326,347

(3)	The elements of "Other" EBITDA as adjusted for comparability are summarized below.
		Three Months Ended December 31,		Year Ended December 31,
		2015	2014	2015	2014
	Our share of real estate fund investments:
	Income before net realized/unrealized gains	$1,732	$1,388	$8,611	$8,056
	Net realized/unrealized gains on investments	5,115	4,645	14,657	37,535
	Carried interest	4,448	3,072	10,696	24,715
	Total	11,295	9,105	33,964	70,306
	Mart ("theMart") and trade shows	16,930	18,598	79,159	79,004
	555 California Street	11,738	13,278	49,975	48,844
	India real estate ventures	1,704	1,860	3,933	6,434
	Other investments	15,495	3,302	43,595	16,896
		57,162	46,143	210,626	221,484
	Corporate general and administrative expenses(a) (b)	(24,373)	(22,977)	(106,416)	(94,929)
	Investment income and other, net(a)	5,110	8,901	26,385	31,665
	Total Other	$37,899	$32,067	$130,595	$158,220

	(a)

The amounts in these captions (for this table only) exclude income/expense from the mark-to-market of our deferred compensation plan of $438 and $3,425 for the three months ended December 31, 2015 and 2014, respectively, and $111 and $11,557 for the years ended December 31, 2015 and 2014, respectively.

	(b)

The year ended December 31, 2015 includes $6,217 from the acceleration of the recognition of compensation expense related to 2013-2015 Out-Performance Plans due to the modification of the vesting criteria of awards such that they will fully vest at age 65. The accelerated expense will result in lower general and administrative expense for 2016 of $2,940 and $3,277 thereafter.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region, excluding discontinued operations and other items that affect comparability.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Segment
New York	73%	70%	71%	68%
Washington, DC	20%	22%	21%	23%
theMart	4%	5%	5%	6%
555 California	3%	3%	3%	3%
	100%	100%	100%	100%

Region
New York City metropolitan area	72%	69%	71%	68%
Washington, DC / Northern Virginia area	21%	22%	21%	23%
Chicago, IL	4%	5%	5%	6%
San Francisco, CA	3%	4%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	December 31, 2015	December 31, 2014	Increase (Decrease)
ASSETS
Real estate, at cost:
Land	$4,164,799	$3,861,913	$302,886
Buildings and improvements	12,582,671	11,705,749	876,922
Development costs and construction in progress	1,226,637	1,128,037	98,600
Leasehold improvements and equipment	116,030	126,659	(10,629)
Total	18,090,137	16,822,358	1,267,779
Less accumulated depreciation and amortization	(3,418,267)	(3,161,633)	(256,634)
Real estate, net	14,671,870	13,660,725	1,011,145
Cash and cash equivalents	1,835,707	1,198,477	637,230
Restricted cash	107,799	176,204	(68,405)
Marketable securities	150,997	206,323	(55,326)
Tenant and other receivables, net	98,062	109,998	(11,936)
Investments in partially owned entities	1,550,422	1,240,489	309,933
Real estate fund investments	574,761	513,973	60,788
Receivable arising from the straight-lining of rents, net	931,245	787,271	143,974
Deferred leasing costs, net	480,421	382,433	97,988
Identified intangible assets, net	227,901	225,155	2,746
Assets related to discontinued operations	37,020	2,234,128	(2,197,108)
Other assets	477,088	422,804	54,284
Total assets	$21,143,293	$21,157,980	$(14,687)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,513,713	$8,187,843	$1,325,870
Senior unsecured notes, net	844,159	1,342,494	(498,335)
Unsecured revolving credit facilities	550,000	-	550,000
Unsecured term loan, net	183,138	-	183,138
Accounts payable and accrued expenses	443,955	447,745	(3,790)
Deferred revenue	346,119	358,613	(12,494)
Deferred compensation plan	117,475	117,284	191
Liabilities related to discontinued operations	12,470	1,501,009	(1,488,539)
Other liabilities	426,965	375,830	51,135
Total liabilities	12,437,994	12,330,818	107,176
Redeemable noncontrolling interests	1,229,221	1,337,780	(108,559)
Vornado shareholders' equity	6,697,595	6,745,426	(47,831)
Noncontrolling interests in consolidated subsidiaries	778,483	743,956	34,527
Total liabilities, redeemable noncontrolling interests and equity	$21,143,293	$21,157,980	$(14,687)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			December 31, 2015
Debt:
Consolidated debt (contractual):
Mortgages payable			$9,614,838
Senior unsecured notes			850,000
$2.5 Billion unsecured revolving credit facilities			550,000
Unsecured term loan			187,500
			11,202,338
Pro rata share of debt of non-consolidated entities
(excluding $1,826,406 of Toys' debt)			2,605,672
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(588,099)
Total debt			13,219,911

	Shares/Units	Par Value
Perpetual Preferred:
5.00% Preferred Unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% Preferred Units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,321,678

		December 31, 2015
	Converted	Common
	Shares	Share Price
Equity:
Common shares	188,577	$99.96	18,850,157
Class A units	11,357	99.96	1,135,246
Convertible share equivalents:
Equity awards - unit equivalents	885	99.96	88,464
D-13 preferred units	467	99.96	46,681
G1-G4 units	39	99.96	3,898
Series A preferred shares	42	99.96	4,198
			20,128,644
Total Market Capitalization			$34,670,233

DEBT ANALYSIS
(unaudited and in thousands)
	As of December 31, 2015
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt (contractual)	$11,202,338	3.42%	$3,995,704	2.00%	$7,206,634	4.21%
Pro rata share of debt of non-consolidated entities:
Toys	1,826,406	7.35%	1,164,893	6.61%	661,513	8.67%
All other	2,605,672	4.97%	485,160	1.97%	2,120,512	5.66%
Total	15,634,416	4.14%	5,645,757	2.95%	9,988,659	4.82%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(588,099)		(126,380)		(461,719)
Company's pro rata share of total debt	$15,046,317	4.16%	$5,519,377	2.96%	$9,526,940	4.85%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity Date / Put Date	6/30/2019	1/15/2022
Principal Amount	$450,000	$400,000
Coupon / Effective Economic Interest Rate	2.500% / 2.581%	5.000% / 5.057%
Ratings:
Moody's / S&P / Fitch	Baa2 / BBB / BBB	Baa2 / BBB / BBB

Debt Covenant Ratios:(1)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities		Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual	Required	Actual
Total Outstanding Debt / Total Assets(2)	Less than 65%	45%	45%	Less than 60%	32%	Less than 60%	32%
Secured Debt / Total Assets	Less than 50%	38%	38%	Less than 50%	26%	Less than 50%	26%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	3.05	3.05		N/A		N/A
Fixed Charge Coverage		N/A	N/A	Greater than 1.40	2.68	Greater than 1.40	2.68
Unencumbered Assets / Unsecured Debt	Greater than 150%	672%	672%		N/A		N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	Less than 60%	12%	Less than 60%	12%
Unencumbered Coverage Ratio		N/A	N/A	Greater than 1.50	13.71	Greater than 1.50	13.71

Unencumbered EBITDA:	4Q 2015
	Annualized
New York	$422,208
Washington, DC	166,340
Other	34,040
Total	$622,588

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
770 Broadway	03/16		5.65%	$353,000	$-	$-	$-	$-	$-	$353,000
Bowen Building	06/16		6.14%	115,022	-	-	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.48%	43,581	-	-	-	-	-	43,581
theMart	12/16		5.57%	550,000	-	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	289,242	-	-	-	-	289,242
2011 Crystal Drive	08/17		7.30%	-	76,265	-	-	-	-	76,265
220 20th Street	02/18		4.61%	-	-	69,869	-	-	-	69,869
$1.25 Billion unsecured revolving credit facility	06/18	L+115	-	-	-	-	-	-	-	-
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	80,000	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	-	61,759	-	-	-	61,759
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	450,000	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	2.60%	-	-	-	98,000	-	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.38%	-	-	-	550,000	-	-	550,000
4 Union Square South - retail	11/19	L+215	2.39%	-	-	-	117,904	-	-	117,904
2200 / 2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	1.89%	-	-	-	-	23,250	-	23,250
150 West 34th Street	06/20	L+225	2.52%	-	-	-	-	205,000	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	1.92%	-	-	-	-	580,000	-	580,000
220 Central Park South	09/20	L+200	2.42%	-	-	-	-	950,000	-	950,000
Unsecured Term Loan	10/20	L+115	1.40%	-	-	-	-	187,500	-	187,500
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	450,000	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	-	375,000	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	-	57,549	57,549
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.14%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	589,063	589,063
655 Fifth Avenue	10/21	L+140	1.64%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(2)	3.99%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
Skyline properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.19%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	143,983	143,983
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	146,222	146,222

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$94,429	$94,429
RiverHouse Apartments	04/25	L+128	1.52%	-	-	-	-	-	307,710	307,710
Other	Various		2.97%	-	-	-	-	-	18,319	18,319

Total consolidated debt (contractual)				$1,061,603	$365,507	$211,628	$1,215,904	$2,770,750	$5,576,946	$11,202,338

Weighted average rate				5.49%	4.49%	4.84%	1.99%	2.60%	3.63%	3.42%

Fixed rate debt				$1,018,022	$365,507	$211,628	$450,000	$825,000	$4,336,477	$7,206,634
Fixed weighted average rate expiring				5.66%	4.49%	4.84%	2.50%	3.59%	4.12%	4.21%

Floating rate debt				$43,581	$-	$-	$765,904	$1,945,750	$1,240,469	$3,995,704
Floating weighted average rate expiring				1.48%	-	-	1.69%	2.18%	1.92%	2.00%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)

Pursuant to an existing swap agreement, $417,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $158,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of December 31, 2015
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	December 31, 2015	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$133,568	$341,257	$1,053,262

PREIT	REIT	8.1%	133,375	149,479	1,852,270

India real estate ventures	Office/Land	4.1% to 36.5%	48,310	46,402	185,607

UE	REIT	5.4%	25,351	67,915	1,246,155

Toys	Retailer	32.5%	-	1,826,406	5,619,710

Partially owned office buildings:
280 Park Avenue	Office	50.0%	338,164	361,482	722,963
One Park Avenue	Office	55.0%	143,946	138,018	250,942
650 Madison Avenue	Office/Retail	20.1%	124,578	159,318	791,525
512 West 22nd Street	Office	55.0%	75,281	24,240	44,072
666 Fifth Avenue Office Condominium	Office	49.5%	70,696	629,516	1,271,749
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	49,432	18,757	37,210
West 57th Street properties	Office	50.0%	42,962	9,929	19,857
330 Madison Avenue	Office	25.0%	29,576	37,476	149,904
Warner Building	Office	55.0%	20,559	160,970	292,673
1101 17th Street	Office	55.0%	(2,624)	16,961	30,837
825 Seventh Avenue	Office	50.0%	2,114	10,150	20,300
Fairfax Square	Office	20.0%	1,791	17,815	89,073
Other	Office	Various	13,307	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	143,385	275,550	550,000
Other	Various	Various	156,651	122,972	766,641
			$1,550,422	$4,432,078	$15,044,900

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net (Loss) Income for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended December 31,		Three Months Ended December 31,
	December 31, 2015	2015	2014	2015	2014
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(10,125)	$1,229	$5,912	$4,815
Alexander's, Inc.	32.4%	7,452	5,704	11,706	10,657
330 Madison Avenue	25.0%	1,772	1,756	2,701	2,677
650 Madison Avenue (retail under development)	20.1%	(1,154)	(551)	2,321	2,983
280 Park Avenue	50.0%	944	183	8,375	6,117
Independence Plaza	50.1%	(772)	(1,716)	5,432	4,727
825 Seventh Avenue	50.0%	635	686	792	811
One Park Avenue	55.0%	588	461	3,558	4,252
West 57th Street properties (partially under development)	50.0%	(80)	(3,262)	243	336
Other	Various	(128)	(161)	1,191	864
		(868)	4,329	42,231	38,239

Washington, DC:
Rosslyn Plaza	43.7% to 50.4%	(1,044)	(616)	830	935
Warner Building	55.0%	(1,015)	(373)	2,884	3,461
1101 17th Street	55.0%	446	323	841	651
Fairfax Square	20.0%	(61)	(185)	397	394
Other	Various	174	2,099	1,163	3,072
		(1,500)	1,248	6,115	8,513

Other:
PREIT	8.1%	(3,605)	-	1,254	-
UE	5.4%	1,506	-	3,010	-
Alexander's corporate fee income	32.4%	1,068	3,834	1,068	3,834
Toys	32.5%	500	606	500	606
India real estate ventures	4.1% to 36.5%	(366)	(5,869)	1,704	(3,910)
Green Courte	8.3%	37	12,467	74	13,000
Other	Various	(693)	2,200	5,838	4,104
		(1,553)	13,238	13,448	17,634

		$(3,921)	$18,815	$61,794	$64,386

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net (Loss) Income for the	Our Share of EBITDA for the
Ownership at	Year Ended December 31,	Year Ended December 31,
December 31, 2015	2015	2014	2015	2014
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(37,495)	$7,163	$24,726	$27,033
Alexander's, Inc.	32.4%	24,209	21,287	42,856	41,745
650 Madison Avenue (retail under development)	20.1%	8,786	(3,619)	24,043	12,283
330 Madison Avenue	25.0%	6,332	6,433	10,228	9,895
Independence Plaza	50.1%	(5,354)	(4,829)	20,353	20,406
One Park Avenue	55.0%	2,952	1,371	15,839	12,650
825 Seventh Avenue	50.0%	2,723	7,095	3,307	3,300
West 57th Street properties (partially under development)	50.0%	(2,459)	(13,912)	760	1,585
280 Park Avenue	50.0%	1,444	715	28,717	23,395
Other	Various	(483)	(1,003)	4,263	3,035
655	20,701	175,092	155,327

Washington, DC:
Warner Building	55.0%	(6,416)	(4,732)	9,307	10,368
1101 17th Street	55.0%	3,522	1,202	3,149	2,486
Rosslyn Plaza	43.7% to 50.4%	(3,337)	(3,390)	4,170	4,454
Fairfax Square	20.0%	(122)	(99)	1,688	2,183
Other	Various	1,270	3,342	4,974	7,064
(5,083)	(3,677)	23,288	26,555

Other:
India real estate ventures	4.1% to 36.5%	(18,746)	(8,309)	(10,873)	663
PREIT	8.1%	(7,450)	-	2,799	-
Alexander's corporate fee income	32.4%	6,869	8,722	6,869	8,722
Green Courte	8.3%	4,552	12,467	5,200	14,606
UE	5.4%	4,394	-	8,763	-
Toys	32.5%	2,500	(73,556)	2,500	103,632
Other	Various	(321)	(16,209)	24,914	8,616
(8,202)	(76,885)	40,172	136,239

$(12,630)	$(59,861)	$238,552	$318,121

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	21,288	17,627	17,444	-	183	-
Retail	2,641	2,418	-	2,418	-	-
Residential - 1,711 units	1,561	827	-	-	-	827
Alexander's (32.4% interest) - 296 units	2,419	784	287	420	-	77
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	29,309	23,056	17,731	2,838	183	2,304

Washington, DC:
Office, excluding the Skyline properties	13,136	10,781	10,001	780	-	-
Skyline properties	2,648	2,648	2,593	55	-	-
Total Office	15,784	13,429	12,594	835	-	-
Residential - 2,414 units	2,597	2,455	-	-	-	2,455
Other	597	597	-	9	-	588
	18,978	16,481	12,594	844	-	3,043

Other:
theMart	3,658	3,649	1,917	99	1,633	-
555 California Street (70% interest)	1,736	1,215	1,122	93	-	-
Other	763	763	-	763	-	-
	6,157	5,627	3,039	955	1,633	-

Total square feet at December 31, 2015	54,444	45,164	33,364	4,637	1,816	5,347

Total square feet at September 30, 2015	54,036	44,894	33,341	4,575	1,816	5,162

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,702	11	4,980
Washington, DC		8,824	55	29,322
theMart		558	4	1,664
555 California Street		168	1	453
Total at December 31, 2015		11,252	71	36,419

TOP 30 TENANTS
(unaudited)

		2015
		Annualized	% of 2015
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues
U.S. Government	4,604,164	$160,673	6.2%
IPG and affiliates	829,707	48,786	1.9%
AXA Equitable Life Insurance	480,920	44,120	1.7%
Swatch/Harry Winston	23,737	41,928	1.6%
Macy's	646,434	37,282	1.4%
Amazon.com	470,143	32,173	1.2%
Neuberger Berman Group LLC	411,894	31,066	1.2%
J. Crew	389,968	28,077	1.1%
Ziff Brothers Investments, Inc.	287,030	27,681	1.1%
McGraw-Hill Companies, Inc.	479,557	27,395	1.1%
Madison Square Garden	393,299	24,437	0.9%
Facebook	275,635	22,825	0.9%
Bank of America	348,976	22,246	0.9%
Topshop	94,349	21,847	0.8%
Motorola Mobility (guaranteed by Google)	607,872	20,950	0.8%
Fast Retailing (Uniqlo)	90,732	20,905	0.8%
The City of New York	523,105	20,530	0.8%
AOL	234,515	20,135	0.8%
Forever 21	127,779	19,854	0.8%
AMC Networks, Inc.	290,030	19,037	0.7%
JCPenney	426,370	18,151	0.7%
Hollister	21,741	17,896	0.7%
Bryan Cave LLP	213,946	16,661	0.6%
Cushman & Wakefield	166,287	15,347	0.6%
Family Health International	320,791	14,812	0.6%
Lockheed Martin	312,754	14,415	0.6%
New York & Company, Inc.	197,154	12,854	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	12,537	0.5%
Information Builders, Inc.	243,486	11,916	0.5%
Hennes & Mauritz	42,769	11,824	0.5%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	17,000	$908,000	$53.41	0.1%

	First Quarter 2016	102,000	5,653,000	55.42	0.5%
	Second Quarter 2016	204,000	12,198,000	59.79	1.1%
	Third Quarter 2016	245,000	16,290,000	66.49	1.5%
	Fourth Quarter 2016	251,000	17,911,000	71.36	1.7%
	Total 2016	802,000	52,052,000	64.90	4.9%
	2017	980,000	57,581,000	58.76	5.4%
	2018	1,029,000	78,969,000	76.74	7.4%
	2019	970,000	67,005,000	69.08	6.3%
	2020	1,549,000	95,144,000	61.42	8.9%
	2021	1,180,000	77,595,000	65.76	7.3%
	2022	530,000	31,568,000	59.56	3.0%
	2023	1,717,000	127,969,000	74.53	12.0%
	2024	1,214,000	91,671,000	75.51	8.6%
	2025	805,000	55,706,000	69.20	5.2%

Retail:	Month to Month	16,000	$1,703,000	$106.44	0.4%

	First Quarter 2016	37,000	8,016,000	216.65	2.0%
	Second Quarter 2016	10,000	1,953,000	195.30	0.5%
	Third Quarter 2016	8,000	816,000	102.00	0.2%
	Fourth Quarter 2016	23,000	9,033,000	392.74	2.2%
	Total 2016	78,000	19,818,000	254.08	4.8%
	2017	34,000	9,260,000	272.35	2.3%
	2018	170,000	42,406,000	249.45	10.3%
	2019	181,000	32,081,000	177.24	7.8%
	2020	63,000	9,987,000	158.52	2.4%
	2021	38,000	7,544,000	198.53	1.8%
	2022	35,000	4,261,000	121.74	1.0%
	2023	81,000	19,367,000	239.10	4.7%
	2024	161,000	58,724,000	364.75	14.3%
	2025	43,000	19,329,000	449.51	4.7%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	475,000	$15,980,000	$33.63	3.6%

	First Quarter 2016	615,000	23,993,000	39.00	5.4%
	Second Quarter 2016	236,000	10,304,000	43.58	2.3%
	Third Quarter 2016	211,000	9,075,000	43.08	2.1%
	Fourth Quarter 2016	242,000	11,946,000	49.42	2.7%
	Total 2016	1,304,000	55,318,000	42.42	12.5%
	2017	608,000	25,193,000	41.43	5.7%
	2018	1,050,000	47,036,000	44.78	10.6%
	2019	1,652,000	70,602,000	42.75	16.0%
	2020	943,000	44,517,000	47.19	10.1%
	2021	655,000	28,854,000	44.03	6.6%
	2022	941,000	41,906,000	44.51	9.5%
	2023	178,000	8,411,000	47.13	1.9%
	2024	462,000	18,545,000	40.17	4.2%
	2025	332,000	13,022,000	39.27	2.9%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Quarter Ended December 31, 2015
Total square feet leased	610	3	407
Our share of square feet leased:	555	3	355
Initial rent (1)	$74.99	$1,185.79	$43.96
Weighted average lease term (years)	10.1	1.5	6.8
Second generation relet space:
Square feet	444	3	284
Cash basis:
Initial rent (1)	$75.52	$1,185.79	$44.54
Prior escalated rent	$61.69	$1,021.71	$45.30
Percentage increase (decrease)	22.4%	16.1%	(1.7%)
GAAP basis:
Straight-line rent (2)	$74.06	$1,189.25	$50.99
Prior straight-line rent	$58.94	$877.69	$50.62
Percentage increase	25.7%	35.5%	0.7%
Tenant improvements and leasing commissions:
Per square foot	$70.05	$47.69	$34.39
Per square foot per annum	$6.94	$31.79	$5.06
Percentage of initial rent	9.2%	2.7%	11.5%

Year Ended December 31, 2015
Total square feet leased	2,276	91	1,987
Our share of square feet leased:	1,838	82	1,847
Initial rent (1)	$78.55	$917.59	$40.20
Weighted average lease term (years)	9.2	13.7	8.6
Second generation relet space:
Square feet	1,297	74	1,322
Cash basis:
Initial rent (1)	$78.89	$907.49	$40.12	(3)
Prior escalated rent	$66.21	$364.56	$43.99	(3)
Percentage increase (decrease)	19.1%	148.9%	(8.8%)	(3)
GAAP basis:
Straight-line rent (2)	$77.03	$1,056.66	$39.57	(3)
Prior straight-line rent	$62.73	$529.31	$43.08	(3)
Percentage increase (decrease)	22.8%	99.6%	(8.2%)	(3)
Tenant improvements and leasing commissions:
Per square foot	$69.36	$688.42	$55.14
Per square foot per annum	$7.54	$50.25	$6.41
Percentage of initial rent	9.6%	5.5%	15.9%

See notes on the following page.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)	New York			Washington, DC
	Office		Retail	Office
Year Ended December 31, 2014
Total square feet leased		3,973	119	1,817
Our share of square feet leased:		3,416	114	1,674
Initial rent (1)		$66.78	$327.38	$38.57
Weighted average lease term (years)		11.3	11.2	8.2
Second generation relet space:
Square feet		2,550	92	1,121
Cash basis:
Initial rent (1)		$68.18	$289.74	$38.57
Prior escalated rent	$		$206.62	$41.37
Percentage increase (decrease)		12.7%	40.2%	(6.8%)
GAAP basis:
Straight-line rent (2)		$67.44	$331.33	$36.97
Prior straight-line rent		$56.76	$204.15	$38.25
Percentage increase (decrease)		18.8%	62.3%	(3.3%)
Tenant improvements and leasing commissions:
Per square foot		$75.89	$110.60	$46.77
Per square foot per annum		$6.72	$9.88	$5.70
Percentage of initial rent		10.1%	3.0%	14.8%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)			Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.
(3)

Excluding 371 square feet of leasing activity with the U.S. Marshals Service (of which 293 square feet are second generation relet space), the initial rent and prior escalated rent on a cash basis was $42.43 and $43.96 per square foot, respectively (3.5% decrease), and the initial rent and prior escalated rent on a GAAP basis was $42.30 and $43.89 per square foot, respectively (3.6% decrease).

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC
Occupancy rate at:
	December 31, 2015			96.4%	84.8%(1)
	September 30, 2015			96.2%	84.7%(1)
	December 31, 2014			96.9%	83.6%(1)

Same store EBITDA % increase (decrease):
	Year ended December 31, 2015 vs. December 31, 2014			1.5%(2)	(1.1%)
	Three months ended December 31, 2015 vs. December 31, 2014			0.1%(3)	(0.4%)
	Three months ended December 31, 2015 vs. September 30, 2015			0.4%(4)	0.8%

Cash basis same store EBITDA % increase (decrease):
	Year ended December 31, 2015 vs. December 31, 2014			0.3%(2)	(6.3%)
	Three months ended December 31, 2015 vs. December 31, 2014			(5.6%)(3)	(4.9%)
	Three months ended December 31, 2015 vs. September 30, 2015			(0.9%)(4)	1.2%

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	December 31, 2015	82.1%
	September 30, 2015	82.2%
	December 31, 2014	80.7%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 2.4% and by 1.3% on a cash basis.

(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 1.4% and decreased by 4.4% on a cash basis.

(4)	Excluding Hotel Pennsylvania, same store EBITDA was flat and decreased by 1.5% on a cash basis.

Residential Statistics:
		Number of Units		Average Monthly
		(in service)	Occupancy Rate	Rent Per Unit
	New York:
	December 31, 2015	1,711	94.1%	$3,491
	September 30, 2015	1,677	94.7%	$3,318
	December 31, 2014	1,678	95.2%	$3,163

	Washington, DC:
	December 31, 2015	2,414	96.1%	$2,068
	September 30, 2015	2,414	95.3%	$2,105
	December 31, 2014	2,414	97.4%	$2,078

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Year Ended December 31,
	2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$125,215	$107,728	$73,130
Tenant improvements	153,696	205,037	120,139
Leasing commissions	50,081	79,636	51,476
Non-recurring capital expenditures	116,875	122,330	49,441
Total capital expenditures and leasing commissions (accrual basis)	445,867	514,731	294,186
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	156,753	140,490	155,035
Expenditures to be made in future periods for the current period	(222,469)	(313,746)	(150,067)
Total capital expenditures and leasing commissions (cash basis)	$380,151	$341,475	$299,154

Our share of square feet leased	3,767	5,204	3,537
Tenant improvements and leasing commissions per square foot per annum	$8.43	$6.53	$5.55
Percentage of initial rent	10.8%	10.3%	9.3%

Development and redevelopment expenditures:
220 Central Park South	$158,014	$78,059	$243,687
The Bartlett	103,878	38,163	6,289
330 West 34th Street	32,613	41,592	6,832
90 Park Avenue	29,937	8,910	-
2221 South Clark Street (residential conversion)	23,711	3,481	283
Marriott Marquis Times Square - retail and signage	21,929	112,390	40,356
Wayne Towne Center	20,633	19,740	4,927
640 Fifth Avenue	17,899	440	-
Penn Plaza	17,701	4,009	731
251 18th Street	5,897	4,866	1,430
S. Clark Street/12th Street	4,579	2,787	5,104
1700 M Street	2,695	2,106	-
608 Fifth Avenue	2,562	20,377	3,492
7 West 34th Street	1,597	11,555	-
Other	47,174	195,712	156,286
	$490,819	$544,187	$469,417

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
	2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$57,752	$48,518	$34,553
Tenant improvements	68,869	143,007	87,275
Leasing commissions	35,099	66,369	39,348
Non-recurring capital expenditures	81,240	64,423	11,579
Total capital expenditures and leasing commissions (accrual basis)	242,960	322,317	172,755
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	93,105	67,577	56,345
Expenditures to be made in future periods for the current period	(118,911)	(205,258)	(91,107)
Total capital expenditures and leasing commissions (cash basis)	$217,154	$184,636	$137,993

Our share of square feet leased	1,920	3,530	2,145
Tenant improvements and leasing commissions per square foot per annum	$10.20	$6.82	$5.89
Percentage of initial rent	8.9%	9.1%	8.1%

Development and redevelopment expenditures:
330 West 34th Street	$32,613	$41,592	$6,832
90 Park Avenue	29,937	8,910	-
Marriott Marquis Times Square - retail and signage	21,929	112,390	40,356
640 Fifth Avenue	17,899	440	-
Penn Plaza	17,701	4,009	731
608 Fifth Avenue	2,562	20,377	3,492
7 West 34th Street	1,597	11,555	-
Other	3,941	14,533	34,574
	$128,179	$213,806	$85,985

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
	2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$25,589	$23,425	$22,165
Tenant improvements	51,497	37,842	6,976
Leasing commissions	6,761	5,857	4,389
Non-recurring capital expenditures	34,428	37,798	37,342
Total capital expenditures and leasing commissions (accrual basis)	118,275	104,922	70,872
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	35,805	45,084	26,075
Expenditures to be made in future periods for the current period	(73,227)	(63,283)	(36,702)
Total capital expenditures and leasing commissions (cash basis)	$80,853	$86,723	$60,245

Our share of square feet leased	1,847	1,674	1,392
Tenant improvements and leasing commissions per square foot per annum	$6.41	$5.70	$4.75
Percentage of initial rent	15.9%	14.8%	11.9%

Development and redevelopment expenditures:
The Bartlett	$103,878	$38,163	$6,289
2221 South Clark Street (residential conversion)	23,711	3,481	283
251 18th Street	5,897	4,866	1,430
S. Clark Street/12th Street	4,579	2,787	5,104
1700 M Street	2,695	2,106	-
Other	27,525	32,242	28,595
	$168,285	$83,645	$41,701

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Year Ended December 31,
	2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$41,874	$35,785	$16,412
Tenant improvements	33,330	24,188	25,888
Leasing commissions	8,221	7,410	7,739
Non-recurring capital expenditures	1,207	20,109	520
Total capital expenditures and leasing commissions (accrual basis)	84,632	87,492	50,559
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	27,843	27,829	72,615
Expenditures to be made in future periods for the current period	(30,331)	(45,205)	(22,258)
Total capital expenditures and leasing commissions (cash basis)	$82,144	$70,116	$100,916

Development and redevelopment expenditures:
220 Central Park South	$158,014	$78,059	$243,687
Wayne Towne Center	20,633	19,740	4,927
Other	15,708	148,937	93,117
	$194,355	$246,736	$341,731

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Zoning Square Feet
		At December 31, 2015
Development Projects		Total	Development Costs Expended	Land and Acquisition Costs
New York:
220 Central Park South - Residential Condominiums	472,000	$787,052	$290,662	$496,390
Other		127,308	127,308	-
Total New York		914,360	417,970	496,390

Washington, DC:
The Bartlett - Rental Residential / Retail	620,000	144,578	144,578	-
Other		163,836	163,836	-
Total Washington, DC		308,414	308,414	-

Other projects		3,863	3,863	-

Total Amount on the Balance Sheet		$1,226,637	$730,247	$496,390

	Zoning Square Feet	Total

Undeveloped Land
Metropolitan Park 6, 7 & 8 - Rental Residential (1,403 units) / Retail	1,144,000	$85,439
PenPlace - Office / Hotel (300 units)	1,381,000	71,460
29, 31, 33 West 57th Street	150,000	37,872
1900 Crystal Drive	712,000	36,338
Square 649	675,000	19,829
223 23rd Street - Office / Rental Residential (353 units)	937,000	17,125
527 West Kinzie	330,000	5,191
Total		$273,254

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Parsons Brinkerhoff, Symantec Corporation,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	97.4%	$59.46	2,255,000	2,255,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	98.6%	122.74	271,000	271,000	-		Bank of America, Kmart Corporation
	100.0%	97.5%	66.24	2,526,000	2,526,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	99.8%	55.89	1,582,000	1,582,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	64.9%	225.70	50,000	50,000	-		Chase Manhattan Bank, Madison Square Garden
	100.0%	98.7%	61.09	1,632,000	1,632,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	57.80	1,115,000	1,115,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	84.2%	161.13	36,000	36,000	-		PNC Bank National Association
	100.0%	99.1%	61.04	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	100.0%	59.25	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	87.9%	137.93	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express

330 West 34th Street
(ground leased through 2149 -								New York & Company, Inc.,
34.8% ownership interest in the land)								Structure Tone (lease not yet commenced),
-Office	100.0%	100.0%	58.90	711,000	602,000	109,000		Deutsch, Inc., Yodle, Inc., Footlocker (lease not yet commenced)
-Retail	100.0%	-	-	19,000	-	19,000
	100.0%	100.0%	58.90	730,000	602,000	128,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	276.46	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	62.84	457,000	457,000	-		Amazon
-Retail	100.0%	100.0%	306.71	21,000	21,000	-		Mango NY Inc., Amazon (lease not yet commenced)
	100.0%	100.0%	73.55	478,000	478,000	-	-

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	248.43	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	75.64	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	170.50	6,000	6,000	-	-

150 West 34th Street
-Retail	100.0%	100.0%	68.61	78,000	78,000	-	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$91.22		3,000	3,000	-	$-

138-142 West 32nd Street
-Retail	100.0%	82.4%	114.47		8,000	8,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	473.53		3,000	3,000	-	-

Total Penn Plaza					7,801,000	7,657,000	144,000	1,958,150

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)									Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	58.28	(2)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street									Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Office	100.0%	98.2%	69.67		543,000	543,000	-		Various showroom tenants
-Retail	100.0%	100.0%	172.66		2,000	2,000	-
	100.0%	98.2%	70.04		545,000	545,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	264.52		23,000	23,000	-	-	New York & Company, Inc., Zales

966 Third Avenue
-Retail	100.0%	100.0%	89.11		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	258.46		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,927,000	1,927,000	-	350,000

Midtown West:
888 Seventh Avenue									TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	91.2%	90.79		869,000	869,000	-		Vornado Executive Headquarters
-Retail	100.0%	100.0%	244.02		15,000	15,000	-		Redeye Grill L.P.
	100.0%	91.3%	93.39		884,000	884,000	-	375,000

57th Street - 2 buildings
-Office	50.0%	100.0%	55.35		81,000	81,000	-	20,000	Various
-Retail	50.0%	100.0%	122.12		22,000	22,000	-	-
	50.0%	100.0%	69.61		103,000	103,000	-	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	74.64		165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	267.59		4,000	4,000	-	-	Lindy's
	51.2%	100.0%	79.21		169,000	169,000	-	20,500

Total Midtown West					1,156,000	1,156,000	-	415,500

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., GIC Inc, Franklin Templeton Co. LLC,
-Office	50.0%	100.0%	$97.59	1,217,000		1,063,000	154,000		PJT Partners, Investcorp International Inc.
-Retail	50.0%	100.0%	217.43	26,000		4,000	22,000		Scottrade Inc., Starbucks
	50.0%	100.0%	100.10	1,243,000		1,067,000	176,000	$722,963

350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	96.11	553,000		553,000	-		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	207.11	17,000		17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	99.42	570,000		570,000	-	289,242

Total Park Avenue				1,813,000		1,637,000	176,000	1,012,205

Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	76.0%	70.43	921,000		921,000	-		Capital One, Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	118.29	25,000		25,000	-		Citibank
		76.6%	71.70	946,000		946,000	-	-

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	97.0%	69.80	809,000		809,000	-		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	283.46	33,000		33,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	97.1%	78.18	842,000		842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	64.4%	190.13	65,000		65,000	-	-	Joe Fresh

Total Grand Central				1,853,000		1,853,000	-	150,000

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%	94.9%	86.90	246,000		246,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%	88.8%	769.59	69,000		69,000	-		Victoria's Secret (lease not yet commenced)
	100.0%	93.5%	236.44	315,000		315,000	-	-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	77.1%	74.41	1,370,000		1,370,000	-	1,278,765	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	100.0%	171.10	45,000		45,000	-	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	100.0%	414.32	114,000	(3)	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
		79.4%	102.60	1,529,000		1,529,000	-	1,668,765

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	98.6%	77.26	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	784.82	30,000		30,000	-		Coach, Prada
	100.0%	98.7%	143.18	322,000		322,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Madison/Fifth (Continued):
650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%	93.0%	$108.53	525,000	525,000	-		Willett Advisors LLC
-Retail	20.1%	100.0%	952.80	70,000	31,000	39,000		Bottega Veneta Inc., Moncler USA Inc. (lease not yet commenced)
	20.1%	93.8%	207.85	595,000	556,000	39,000	$800,000

689 Fifth Avenue
-Office	100.0%	100.0%	74.74	82,000	82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%	100.0%	761.93	18,000	18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	198.43	100,000	100,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	209.57	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%	100.0%	2,428.11	26,000	26,000	-	450,000	Swatch/Harry Winston

Total Madison/Fifth				2,944,000	2,905,000	39,000	3,058,765

Midtown South:
770 Broadway
-Office	100.0%	100.0%	76.46	990,000	990,000	-		Facebook Inc., AOL, J. Crew
-Retail	100.0%	100.0%	51.35	168,000	168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	72.82	1,158,000	1,158,000	-	353,000

One Park Avenue								New York University, Clarins USA Inc.,
-Office	55.0%	96.5%	46.58	868,000	868,000	-		Public Service Mutual Insurance
-Retail	55.0%	99.5%	64.38	79,000	79,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	96.7%	48.06	947,000	947,000	-	250,000

4 Union Square South
-Retail	100.0%	100.0%	97.12	206,000	206,000	-	117,904	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	72.09	35,000	35,000	-	-	Equinox, Major League Baseball

Other
-Retail	50.0%	-	-	32,000	32,000	-	30,000

Total Midtown South				2,378,000	2,378,000	-	750,904

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.3%	78.24	2,029,000	2,029,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	166.92	78,000	78,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	99.3%	81.52	2,107,000	2,107,000	-	950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	95.3%	58.86	88,000	88,000	-
-Retail	100.0%	100.0%	436.10	44,000	44,000	-		Topshop
	100.0%	96.9%	184.61	132,000	132,000	-	-

Total Rockefeller Center				2,239,000	2,239,000	-	950,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	94.5%	$39.12	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	111.60	5,000	5,000	-		TD Bank
	100.0%	94.6%	40.57	250,000	250,000	-	$-

Total Wall Street/Downtown				250,000	250,000	-	-

Soho:
478-486 Broadway - 2 buildings (10 units)
-Retail	100.0%	100.0%	161.21	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential	100.0%	90.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	106.64	16,000	16,000	-	-	Necessary Clothing

304 Canal Street (4 units)
-Retail	100.0%	-	-	4,000	-	4,000
-Residential	100.0%	-		11,000	-	11,000
	100.0%			15,000	-	15,000	-

334 Canal Street (4 units)
-Retail	100.0%	-	-	3,000	3,000	-
-Residential	100.0%	100.0%		11,000	11,000	-
	100.0%			14,000	14,000	-	-

155 Spring Street
-Retail	100.0%	100.0%	95.56	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	140.76	7,000	7,000	-	-

150 Spring Street (1 unit)
-Retail	100.0%	100.0%	259.53	6,000	6,000	-		Sandro
-Residential	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other (26 units)
-Residential	100.0%	96.2%		35,000	35,000	-	-

Total Soho				228,000	213,000	15,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$227.14	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	100.0%	2,107.45	46,000	10,000	36,000	-	T-Mobile, Invicta, Swatch, Laline
-Theatre	100.0%	100.0%	13.05	62,000	62,000	-	-	Nederlander-Marquis Theatre
	100.0%	100.0%	244.89	108,000	72,000	36,000	-

Total Times Square				268,000	232,000	36,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	589.30	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue (8 units)
-Retail	100.0%	100.0%	455.30	8,000	8,000	-		Berluti
-Residential	100.0%	100.0%		5,000	5,000	-
	100.0%			13,000	13,000	-	-

40 East 66th Street (5 units)
-Residential	100.0%	100.0%		12,000	12,000	-
-Retail	100.0%	100.0%	1,048.60	11,000	11,000	-		John Varvatos, Nespresso USA, J. Crew
	100.0%			23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%	100.0%	143.01	23,000	23,000	-	-	Nike, Crunch LLC, J.Jill

Other (8 units)
-Retail	100.0%	-	-	12,000	12,000	-
-Residential	100.0%	100.0%		7,000	7,000	-
	100.0%			19,000	19,000	-	-

Total Upper East Side				96,000	96,000	-	80,000

Upper West Side:
50-70 W 93rd Street (326 units)
-Residential	49.9%	97.5%		283,000	283,000	-	63,683

Tribeca:
Independence Plaza, Tribeca - 3 buildings
(1,327 units)
-Residential	50.1%	93.1%		1,187,000	1,187,000	-
-Retail	50.1%	100.0%	56.29	69,000	57,000	12,000		Duane Reade, Food Emporium
	50.1%			1,256,000	1,244,000	12,000	550,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	30.65	446,000	446,000	-	61,759	The City of New York, NYC Transit Authority

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)		Major Tenants
NEW YORK (Continued):
Chelsea/Meatpacking District:
260 Eleventh Avenue - 2 buildings
(ground leased through 2114)
-Office	100.0%		100.0%	$46.06	184,000	184,000	-	$-		The City of New York

85 Tenth Avenue										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
-Office	49.9%	(4)	100.0%	71.48	578,000	578,000	-			Moet Hennessy USA. Inc.
-Retail	49.9%	(4)	100.0%	65.10	39,000	39,000	-			Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
	49.9%	(4)	100.0%	71.09	617,000	617,000	-	270,000	(5)

Total Chelsea/Meatpacking District					801,000	801,000	-	270,000

New Jersey:
Paramus
-Office	100.0%		94.7%	21.94	129,000	129,000	-	-		Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%		100.0%	62.16	44,000	44,000	-	-		Nike, Barneys

Properties to be Developed:
512 West 22nd Street
-Office	55.0%		-	-	173,000	-	173,000	44,072

61 Ninth Avenue
(ground leased through 2114)
-Office	50.1%		-	-	167,000	-	167,000	-

57th Street (3 buildings)
-Office	50.0%		-	-	-	-	-
-Retail	50.0%		-	-	-	-	-
	50.0%		-	-	-	-	-	-

Total Properties to be Developed					340,000	-	340,000	44,072

New York Office:

Total			95.9%	$68.68	21,891,000	21,288,000	603,000	$7,408,853

Vornado's Ownership Interest			96.3%	$66.62	17,992,000	17,627,000	365,000	$5,044,473

New York Retail:

Total			96.5%	$205.53	2,789,000	2,641,000	148,000	$1,692,502

Vornado's Ownership Interest			96.2%	$202.85	2,518,000	2,418,000	100,000	$1,551,382

New York Residential:

Total			94.1%		1,572,000	1,561,000	11,000	$613,683

Vornado's Ownership Interest			94.1%		838,000	827,000	11,000	$307,328

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$107.10	(8)	889,000	889,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	178.09		174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	117.80		1,063,000	1,063,000	-	650,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97		343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.0%	44.01		608,000	608,000	-	263,341	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (6) (1.0 acre)	32.4%	100.0%	16.53		167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY (312 units)	32.4%	25.6%			255,000	238,000	17,000	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-		-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-		-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	76.77		2,436,000	2,419,000	17,000	1,059,587

Hotel Pennsylvania:
-Hotel (1,700 Keys)		-	-		1,400,000	1,400,000	-	-

Total New York		96.3%	$82.70		30,088,000	29,309,000	779,000	$10,774,625

Vornado's Ownership Interest		96.4%	$82.41		23,538,000	23,056,000	482,000	$7,246,489

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.42 PSF.
(3)			75,000 square feet is leased from the office condo.
(4)

As of December 31, 2015, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $164.6 million.  The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively, and mature in May 2017.  We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% equity interest in the property after repayment of the junior mezzanine loan.  As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $24.8 million on our consolidated balance sheets.

(5)			Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.
(6)			Leased by Alexander's through January 2037.
(7)			Represents the contractual debt obligations.
(8)			Reflects building square feet and average annualized rent per square foot resulting from a lease amendment signed with Bloomberg, L.P. in January 2016.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	92.1%	$43.88	2,326,000	2,326,000	-		$220,248	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	85.1%	37.48	1,547,000	1,547,000	-		55,722	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	89.1%	39.87	1,480,000	1,460,000	20,000	*	38,707	General Services Administration,
241-251 18th Street - 4 buildings									Alion Science & Technologies, Booz Allen,
									Arete Associates, Battelle Memorial Institute,

1800, 1851 and 1901 South Bell Street	100.0%	88.7%	39.97	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin,
- 3 buildings									University of Phoenix, Inc.

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	34.22	529,000	529,000	-		-	General Services Administration,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	59.8%	34.89	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	96.0%	24.00	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	50.87	57,000	57,000	-		-	Various

Total Crystal City	100.0%	89.5%	40.09	7,197,000	6,667,000	530,000		314,677

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	45.21	686,000	686,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	88.4%	70.79	620,000	620,000	-		292,700	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.70	380,000	380,000	-		146,222	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

1150 17th Street, NW	100.0%	68.6%	45.26	241,000	241,000	-		28,728	American Enterprise Institute

875 15th Street, NW - Bowen Building	100.0%	100.0%	67.62	231,000	231,000	-		115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	100.0%	48.81	215,000	215,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	91.7%	46.67	204,000	204,000	-		14,853	General Services Administration
(ground leased through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1726 M Street, NW	100.0%		68.0%	$43.69	92,000	92,000	-		$-	Aptima, Inc.

1501 K Street, NW	5.0%		100.0%	71.23	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		95.1%	82.80	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			92.7%	57.40	3,177,000	3,177,000	-		813,525

Skyline Properties:
Skyline Properties - 8 buildings	100.0%		50.1%	33.38	2,648,000	2,648,000	-		696,319	General Services Administration, Analytic Services,
										Axiom Resource Management,
										Booz Allen, Deloitte LLP

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		93.3%	45.65	638,000	638,000	-		23,250	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		56.9%	42.09	738,000	495,000	243,000	*	37,635	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.5%	44.95	1,376,000	1,133,000	243,000		60,885

Reston:
Commerce Executive - 3 buildings	100.0%	`	96.0%	34.06	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		95.9%	31.81	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		66.4%	41.15	559,000	559,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		97.8%	41.83	816,000	816,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	45.68	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			98.2%	42.50	986,000	986,000	-		450,000

Total Washington, DC office properties			83.1%	$43.93	16,576,000	15,784,000	792,000		$2,425,406

Vornado's Ownership Interest			82.1%	$42.65	14,084,000	13,429,000	655,000		$1,772,828

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings (1,670 units)	100.0%	96.2%	$-	1,802,000	1,802,000	-		$307,710

West End 25 (283 units)	100.0%	96.1%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	96.6%	-	269,000	269,000	-		69,869

Rosslyn Plaza - 2 buildings (196 units)	43.7%	94.9%	-	253,000	253,000	-		-

Total Residential		96.1%	-	2,597,000	2,597,000	-		479,250

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

2221 South Clark Street	100.0%	100.0%	-	171,000	171,000	-		-	WeWork (residential and office)

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	109,000	20,000	*	-

The Bartlett - 1 building	100.0%	100.0%	-	620,000	40,000	580,000		-	Whole Foods

Other - 3 buildings	100.0%	100.0%	-	11,000	11,000	-		-

Total Other		100.0%		1,197,000	597,000	600,000		-

Total Washington, DC		85.4%	$43.93	20,370,000	18,978,000	1,392,000		$2,904,656

Vornado's Ownership Interest		84.8%	$42.65	17,736,000	16,481,000	1,255,000		$2,252,078

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	98.4%	$66.93	1,504,000	1,504,000	-	$589,063	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	60.4%	51.10	232,000	232,000	-	-	Bank of America, Regus

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		93.3%	$65.57	1,800,000	1,736,000	64,000	$589,063

Vornado's Ownership Interest		93.3%	$65.57	1,260,000	1,215,000	45,000	$412,344

theMart:
theMart, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
								ConAgra Foods Inc. (lease not yet commenced),
-Office	100.0%	99.4%	$34.16	1,917,000	1,917,000	-		Allstate Insurance Company (lease not yet commenced)
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	97.6%	44.22	1,633,000	1,633,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	96.9%	44.55	89,000	89,000	-
	100.0%	98.6%	38.72	3,639,000	3,639,000	-	$550,000

Other	50.0%	95.4%	32.40	19,000	19,000	-	34,402

Total theMart		98.5%	$38.69	3,658,000	3,658,000	-	$584,402

Vornado's Ownership Interest		98.5%	$38.69	3,649,000	3,649,000	-	$567,201

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	Fund		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082) (39 units)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$204.58	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%		92.3%	-	59,000	59,000	-
					154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	804.81	11,000	8,000	3,000	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	392.46	15,000	15,000	-		Hershey's, MAC Cosmetics
- Office	75.3%	(2)	87.1%	40.00	220,000	220,000	-		American Management Association
			87.9%	62.50	235,000	235,000	-	310,000

501 Broadway	100.0%		100.0%	239.24	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		57.0%	37.33	243,000	243,000	-	60,094	Meredith Corp., West Publishing Corp., Symantec Corp.,
									Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		100.0%	186.23	49,000	49,000	-		Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	36.45	79,000	79,000	-		Regal Cinema
				93.94	128,000	128,000	-	66,000

Total Real Estate Fund	92.5%		80.9%		780,000	777,000	3,000	$605,094

Vornado's Ownership Interest	27.4%		82.1%		214,000	213,000	1,000	$132,131

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants

Other Properties:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$27.53	655,000	192,000	443,000	20,000	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Total Other Properties		100.0%	$24.42	783,000	320,000	443,000	20,000	$-

Vornado's Ownership Interest		100.0%	$24.42	783,000	320,000	443,000	20,000	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.